                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of Scott & Stringfellow Financial, Inc., a Virginia corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

     This Power of Attorney has been signed by the following persons in the capacities indicated on August 25, 1998.



               SIGNATURE                                   TITLE
---------------------------------------  ----------------------------------------
         /s/   JOHN A. ALLISON IV        Chairman of the Board and Chief
       ----------------------------------Executive Officer (principal executive
       JOHN A. ALLISON IV                officer)

       /s/   SCOTT E. REED               Senior Executive Vice President and
       ----------------------------------Chief Executive Officer (principal
       SCOTT E. REED                     financial officer)

       /s/   SHERRY A. KELLETT           Executive Vice President and Controller
       ----------------------------------(principal accounting officer)
       SHERRY A. KELLETT

       /s/   PAUL B. BARRINGER           Director
       ----------------------------------
       PAUL B. BARRINGER

       /s/   ALFRED E. CLEVELAND         Director
       ----------------------------------
       ALFRED E. CLEVELAND

       /s/   W.R. CUTHBERTSON, JR.       Director
       ----------------------------------
       W.R. CUTHBERTSON, JR.

       /s/   RONALD E. DEAL              Director
       ----------------------------------
       RONALD E. DEAL

       /s/   A.J. DOOLEY, SR.            Director
       ----------------------------------
       A.J. DOOLEY, SR.

                                        Director
       ----------------------------------
       TOM D. EFIRD

       /s/   PAUL S. GOLDSMITH           Director
       ----------------------------------
       PAUL S. GOLDSMITH

       /s/   L. VINCENT HACKLEY          Director
       ----------------------------------
       L. VINCENT HACKLEY

                SIGNATURE                   TITLE
----------------------------------------  ---------
            /s/   JANE P. HELM            Director
       ----------------------------------
       JANE P. HELM

          /s/   RICHARD JANEWAY, M.D.     Director
       ----------------------------------
       RICHARD JANEWAY, M.D.

          /s/   J. ERNEST LATHEM, M.D.    Director
       ----------------------------------
       J. ERNEST LATHEM, M.D.

             /s/   JAMES H. MAYNARD       Director
       ----------------------------------
       JAMES H. MAYNARD

          /s/   JOSEPH A. MCALEER, JR.    Director
       ----------------------------------
       JOSEPH A. MCALEER, JR.

            /s/   ALBERT O. MCCAULEY      Director
       ----------------------------------
       ALBERT O. MCCAULEY

          /s/   RICHARD L. PLAYER, JR.    Director
       ----------------------------------
       RICHARD L. PLAYER, JR.

         /s/   C. EDWARD PLEASANTS, JR.   Director
       ----------------------------------
       C. EDWARD PLEASANTS, JR.

              /s/   NIDO R. QUBEIN        Director
       ----------------------------------
       NIDO R. QUBEIN

             /s/   E. RHONE SASSER        Director
       ----------------------------------
       E. RHONE SASSER

               /s/   JACK E. SHAW         Director
       ----------------------------------
       JACK E. SHAW

        /s/   HAROLD B. WELLS             Director
       ----------------------------------
       HAROLD B. WELLS